Exhibit 24.1

                                POWER OF ATTORNEY


          WHEREAS, the undersigned officers and directors of Lakeland Bancorp, Inc. desire to authorize John W. Fredericks, Roger Bosma and Arthur L. Zande to act as their attorneys-in-fact and agents, for the purpose of executing and filing the registrant's registration statement described below, including all amendments and supplements thereto,

         NOW, THEREFORE,

          KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints John W. Fredericks, Roger Bosma and Arthur L. Zande, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to sign the registrant's Registration Statement on Form S-8 registering 99,600 shares of the Common Stock of Lakeland Bancorp, Inc. (the "Company") issuable upon the exercise of certain stock options granted under various stock option plans of High Point Financial Corp., which options the Company assumed when it acquired High Point on July 15, 1999, including any and all amendments and supplements to such Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned have executed this power of attorney in the following capacities as of the 11th day of August, 1999.


        Signature                              Title

/s/ Robert B. Nicholson                       Director
-----------------------
(Robert B. Nicholson)

/s/ John W. Fredericks                        Director
-----------------------
(John W. Fredericks)

/s/ Bruce G. Bohuny                           Director
-----------------------
(Bruce G. Bohuny)

/s/ Mary Ann Deacon                           Director
-----------------------
(Mary Ann Deacon)

/s/ Mark J. Fredericks                        Director
-----------------------
(Mark J. Fredericks)

/s/ John Pier, Jr.                            Director
-----------------------
(John Pier, Jr.)

/s/ Paul P. Lubertazzi                        Director
-----------------------
(Paul P. Lubertazzi)

/s/ Joseph E. O'Dowd                          Director
-----------------------
(Joseph E. O'Dowd)

/s/ Arthur L Zande                            Director, Vice President and
-----------------------                       Treasurer (Chief Financial and
(Arthur L. Zande)                             Accounting Officer)

/s/ Roger Bosma                               Director, Chief Executive
-----------------------                       Officer and President
(Roger Bosma)

/s/ Michael A. Dickerson                      Director
-----------------------
(Michael A. Dickerson)

/s/ Charles L. Tice                           Director
-----------------------
(Charles L. Tice)

/s/ George H. Guptill, Jr.                    Director
-----------------------
(George H. Guptill, Jr.)